NYSE: GTN
Gray Media, Inc.
Quarterly Investor Update

August 7, 2026

Reflects June 2026 Quarterly
and 2025 Full-Year Results



Gray Media, Inc.

A multimedia company headquartered in Atlanta, Georgia, Gray Media, Inc. ("Gray Media," "Gray," or the "Company") owns local television stations and digital assets serving 117 television markets that collectively reach approximately 37 percent of US television households. The portfolio includes 78 markets with the top-rated television station and 101 markets with the first and/or second highest rated television station during 2025 of our 116 markets ranked by Nielsen, as well as the largest Telemundo Affiliate group with 46 markets.

The company also owns Gray Digital Media, a full-service digital agency offering national and local clients digital marketing strategies with the most advanced digital products and services. Gray's additional media properties include video production companies Raycom Sports, Tupelo Media Group, and PowerNation Studios, and studio production facilities Assembly Atlanta and Third Rail Studios.

This presentation contains certain forward-looking statements that are based largely on Gray Media's current expectations and reflect various estimates and assumptions by company management. These statements may be identified by words such as "estimates," "expect," "anticipate," "will," "implied," "assume" and similar expressions. In addition, statements in this presentation relating to the value and growth opportunities for revenues are based on Gray's current expectations and beliefs and therefore constitute forward-looking statements. Forward-looking statements are subject to certain risks, trends and uncertainties that could cause actual results and achievements to differ materially from those expressed in such forward-looking statements. Such risks, trends and uncertainties which in some instances are beyond Gray's control, include the inability to achieve estimates of future revenue and expenses, the inability to complete recently announced acquisitions within the expected timeframes, or at all, including as a result of failure to obtain necessary FCC or other regulatory approvals, the inability to achieve anticipated benefits of such acquisitions, and other future events.

Gray is subject to additional risks and uncertainties described in the company's quarterly and annual reports filed with the Securities and Exchange Commission from time to time, including in the "Risk Factors," and management's discussion and analysis of financial condition and results of operations sections contained therein. Any forward-looking statements in this presentation should be evaluated in light of these important risk factors. This presentation reflects management's views as of the date hereof. Except to the extent required by applicable law, Gray undertakes no obligation to update or revise any information contained in this presentation beyond the published date, whether as a result of new information, future events or otherwise.

RAYCOM Sports | GDM gray digital media | Assembly | INVESTIGATE | POWERNATION STUDIOS | TUPELO HONEY | THIRD RAIL | LOCAL NEWS LIVE

Largest Owner of Top-Rated TV Stations

Leading Station Portfolio Drives Industry Leading Revenue per Gross TV Household

- **67%** — #1 station in 78 of 116 Nielsen measured markets
- **87%** — #1 and/or #2 station in 101 of 116 Nielsen measured markets
- **37%** — US TV household reach across 117 full-power TV markets
- **93** — Most Regional Murrow Awards of any media company highlighting dedication to journalistic excellence
- **16** — 16 Broadcast Sports Networks airing 19 MLB, 13 NBA, 8 NHL, 6 WNBA and numerous NCAA and MiLB teams

Highly Balanced Big Four Affiliate Distribution



FOX
35 O&O channels
(Expire 2H 2027)*
abc
30 O&O Channels
(Expire 12/31/28)*
NBC
59 O&O channels
(Expire 12/31/28)*
CBS
55 O&O channels
(Expire 2H 2027
and 1Q 2028)*
20%
17%
31%
33%

*Chart above reflects all Gray stations owned June 30, 2026.

2Q 2026 Results – Comparison to Guidance

	Guidance Issued May 7, 2026 (a)	+ Impact of 2Q Acquisitions (b)	= Guidance Adjusted for 2Q Acquisitions	Reported Results 2Q 2026 (b)
Core Advertising Revenue	Down MSD	3%	Down LSD	-1%
Political Revenue	$60 - $70	$3	$63 - $73	$83
Total Revenue	$780 - $800	$30	$810 - $830	$839
Net Retransmission Revenue	$141 - $143	$6	$147 - $149	$150
Broadcasting Expense	$545 - $550	$21	$566 - $571	$569
Corporate Expense	$30 - $35	-	$35	$37

(a) "Guidance Issued May 7, 2026" as disclosed in our 1Q 2026 earnings press released assumed full-quarter results from (i) the WBBJ and the Allen 3 acquisitions that closed in 1Q 2026 and (ii) the markets that we swapped to Scripps on May 15, 2026. Guidance for the second quarter of 2026 excluded any anticipated results from the 2Q Acquisitions as defined in Note (b). "Guidance Adjusted for 2Q Acquisitions" includes the as reported results attributable to the 2Q Acquisitions from their respective closing dates to provide a more meaningful comparison of results against guidance for 2Q 2026 issued on May 7, 2026.

(b) During 2Q 2026, Gray acquired television stations in seven additional markets from Allen Media, as well as stations from Block Communications and Sagamore Hill (collectively, the "2Q Acquisitions"); and swapped stations to Scripps in a non-monetary exchange. "Impact of 2Q Acquisitions" reflects the as reported results from 2Q 2026 that are attributable to the 2Q Acquisitions from their respective closing dates. "Reported Results 2Q 2026" presents our actual results, which includes the impact of the 2Q Acquisitions and the swap transaction from their respective closing dates in accordance with GAAP.

Amounts shown in millions of dollars.
Expense line items exclude depreciation, amortization, impairment and gain or loss on disposal of long-lived assets.
* Net Retransmission Revenue is calculated as retransmission consent revenue less broadcast network affiliation fees.

Selected Operating Results

(As reported, $ in Millions)	Six-Months Ended June 30 2026	Six-Months Ended June 30 2025	Year Ended December 31 2025	Year Ended December 31 2024
Revenue (less agency commissions):				
Core advertising	$ 709	$ 705	$ 1,452	$ 1,490
Political advertising	113	22	42	497
Retransmission consent	698	748	1,429	1,482
Other	32	34	65	70
Total broadcasting revenue	1,552	1,509	2,988	3,539
Production companies	55	45	107	105
Total revenue	$ 1,607	$ 1,554	$ 3,095	$ 3,644
Operating expenses*:				
Broadcasting	$ 1,124	$ 1,140	$ 2,239	$ 2,317
Production companies	$ 50	$ 40	$ 95	$ 83
Corporate and administrative	$ 76	$ 57	$ 113	$ 104
Net (loss) income	$ (6)	$ (65)	$ (85)	$ 375
Adjusted EBITDA**	$ 368	$ 329	$ 670	$ 1,162

$3.3 Billion L8QA Total Revenue

$994 Million L8QA Leverage Ratio Denominator ***

2.55x Consolidated First Lien Net Leverage Ratio ***

3.71x Consolidated Secured Net Leverage Ratio ***

5.73x Consolidated Total Net Leverage Ratio ***

* Operating expenses exclude depreciation, amortization, impairment and gain (loss) on disposal of long-lived assets, net.
** See definition of non-GAAP terms and a reconciliation of the non-GAAP amounts to net (loss) income included herein.
*** Leverage ratios on June 30, 2026. See description and calculation of Leverage Ratio Denominator, Consolidated First Lien Net Leverage Ratio, Consolidated Secured Net Leverage Ratio and Consolidated Total Net Leverage Ratio, in each case, calculated as specified in our Senior Credit Agreement, included herein.

M&A Update

Deleveraging M&A Improves Horizontal and Vertical Scale

- Bahakel Communications - $25 million, acquired WBBJ, closed February 13, 2026
- Allen Media – $56 million, acquired stations in 3 markets, closed March 27, 2026
- Allen Media – $115 million, acquired stations in 7 markets, closed May 1, 2026
- Block - $80 million, acquired stations in 3 markets, closed May 6, 2026
- Sagamore Hill Broadcasting $2 million, acquired stations in 2 markets, closed May 8, 2026
- Scripps Cash-Free Swap – Acquired stations in 2 markets and divested stations in 3 markets, closed May 15, 2026
- American Spirit Media - $50 million, agreement to acquire stations in 6 markets, non-license assets and LMA closed on July 1, 2026; license assets closing expected in 4Q 2026*
- WHPM, Hattiesburg, MS – Acquired the non-licensed assets and LMA closed on July 1, 2026; license asset closing expected in 40 2026*

Transactions increase horizontal and vertical scale with addition of four new markets and Big Four affiliated stations in several existing markets.

*Closing is subject to receiving required regulatory approvals; however, no assurance can be given that the required approvals will be received on the timeframe contemplated, or at all.

Gray Consistently Outperforms its Peers Across Key Categories

($ in actuals)



% Difference to Peers
2025A Core Revenue / Gross TVHH
gray
$32
Peer Average
$22
+45%
2025A Gross Retrans Revenue / Gross TVHH
$31
$27
+15%
2022A Political Revenue / Gross TVHH
$12
$6
+102%
2024A Political Revenue / Gross TVHH
$11
$6
+69%
Peer Group: Nexstar 1 SINCLAIR 2 SCRIPPS 3 TEGNA 4 (Prior to Transaction)

Source: Company filings, Nielsen, SNL Kagan
Note: 2020 and 2024 TVHH per Nielsen

[1] TVHH includes Mission Broadcasting; As reported and unadjusted for TEGNA transaction; Core Revenue implied based on the year-over-year reduction in non-political advertising per company filings; Retrans Revenue presented as Distribution Revenue; | [2] Core Revenue as reported; Retrans Revenue presented as Distribution Revenue | [3] Includes owned and operated Ion stations; Consolidated Core Revenue as reported; Retrans Revenue presented as consolidated Distribution Revenue; As reported Political revenue | [4] As reported; Core Revenue presented as Advertising and Marketing Services; Retrans Revenue presented as Distribution Revenue

Net Retransmission Revenue*

Retransmission Consent Revenue
(As reported basis, $ in millions)



$1,496
$1,532
$1,482
$1,429
$1,379
$903
$937
$932
$882
$821
$593
$595
$550
$547
$558
2022
2023
2024
2025
LTM 6/30/26**
Net Retransmission Revenue
Network Affiliation Fees

* Net Retransmission Revenue is a non-GAAP term and is defined as Retransmission consent revenue less network affiliation fees. See definition of non-GAAP terms included herein.

** 6/30/26 LTM includes $23 of Net Retransmission Revenue, and $14 Network Affiliation Fees related to 2026 Acquisitions for stations not owned in prior periods.

Improving Market Dynamics

- ✓ Net Retransmission Revenue* returned to growth in 4Q 2025 and showed organic and reported growth in 2Q 2026 despite a 1-month distribution dispute with a satellite partner.
- ✓ Underlying subscriber trends continue to improve due to bundling options and more sports on local broadcasting.
- ✓ Gray's network affiliation fees declined for the first time in 2024 and meaningfully declined in 2025.
- ✓ Gray's retransmission cycle began again completing negotiations with 39% of traditional MVPD subscribers in 1H 2026; thereafter: none in 2H 2026, 17% in 1H 2027, and 44% in 2H 2027.

Note: 1Q 2026 and 2Q 2026 Net Retransmission Revenue impacted by an MVPD distribution dispute

The Strongest Local News Stations Across the Most Competitive Political Markets in 2026

- Political campaigns spend to win, and political campaigns find their most coveted audiences on strong local news TV stations.
- Historically, US Senate races have generated the largest share of Gray's net political ad revenues. Below, Gray's 2022 Political Ad Revenue by Race:



Other 3%
Issue/Ballot 6%
Local 17%
Governor 19%
US House 20%
US Senate 35%

The US Senate and US House are roughly evenly split between the two political parties; a historically high number of House seats will be open races; new House maps in several states shuffle local constituencies; and Gray's stations have meaningful exposure to numerous competitive federal, state and local races.

Key 2026 Races with Meaningful Exposure to Gray Markets

US Senate
28 of 35 Races, and all 11 Competitive Races
(AK, GA, IA, ME, MI, MN, NC, NE, NH, OH, TX)

Gubernatorial
30 of 38 Races, and all 11 Competitive Races
(AK, AZ, GA, IA, KS, MI, NH, NV, OH, OR, WI)

US House
29 Competitive Races

Competitive races are those ranked "lean," "likely" or "toss-up" by Cook Political Report in the most recent ratings as of the date hereof.

Gray Excels at Political Advertising Revenue

Gray's portfolio of top-rated stations consistently delivers the highest political ad revenue on a per TV household basis, outperforming peers cycle after cycle


2024 Political Ad Revenue Per TV Household
$10.83
$8.36
$7.49
$5.72
$4.06
$6.41
gray
SINCLAIR
TEGNA
Nexstar
SCRIPPS
Peer Average


2022 Political Ad Revenue Per TV Household
$11.50
$7.38
$7.03
$5.96
$2.36
$5.68
gray
SINCLAIR
TEGNA
Nexstar
SCRIPPS
Peer Average

Source: Company filings, Nielsen, SNL Kagan
Note: 2022 and 2024 TVHH per Nielsen

Gray's Commitment to Journalistic Excellence

EDWARD R. MURROW AWARDS

EDWARD R. MURROW AWARDS 2026

Gray Regional Murrow Awards


100
90
80
70
60
50
40
30
20
10
0
69
57
78
81
93
2022
2023
2024
2025
2026

Regional Murrow Award Winners


Gray
93
Tegna
50
Nexstar
34
Sinclair
25
Scripps
22

Proactively Managing Debt Maturities

Capitalization

($ in millions)	6/30/26 Actual Amount	Cumulative Leverage
Cash	$ 176	
Revolver due 12/1/2028 (S +225) (1)	$ -	-x
Term Loan D due 12/1/2028 (S + 300 + 11 bps CSA)	739	0.7x
10.5% 1L Secured Notes due 7/15/2029	1,125	1.9x
7.25% 1L Secured Notes due 8/15/2033	845	2.7x
Total outstanding principal secured by first lien	$ 2,709	2.7x
Consolidated First Lien Net Debt ("Consolidated First Lien Net Leverage Ratio"*)	**$ 2,533**	**2.55x**
9.625% 2L Secured Notes due 7/15/2032	1,150	3.9x
Total outstanding principal secured by a lien (2)	$ 3,865	3.9x
Consolidated Secured Net Debt (2) ("Consolidated Secured Net Leverage Ratio"*)	**$ 3,689**	**3.71x**
4.750% Senior Unsecured Notes due 10/15/2030	790	4.7x
5.375% Senior Unsecured Notes due 11/15/2031	1,218	5.9x
Total outstanding principal, including current portion (2) (3)	$ 5,873	5.9x
Consolidated Total Net Debt (2) (3) ("Consolidated Total Net Leverage Ratio"*)	**$ 5,697**	**5.73x**
"Leverage Ratio Denominator"*		**$ 994**
Total Liquidity (Cash + Available Revolver + Available AR Securitization)	**$ 921**	

(1) Revolver commitment $750 million due 12/1/28
(2) Include capital leases and outstanding undrawn letters of credit
(3) Excludes $400 million million drawn under AR Securitization agreement and $600 million of outstanding Series A preferred equity
* See description and calculation of Consolidated First Lien Net Leverage Ratio, Consolidated Secured Net Leverage Ratio and Consolidated Total Net Leverage Ratio included herein, in each case calcualtes as specified in our Senior Credit Agreement

Debt Maturity Profile as of August 7



($ in millions)
No maturities until after the '26 and '28 political cycles
Revolver
$120
$739
$1,025
$790
$1,198
$1,150
$845
2026
2027
2028
2029
2030
2031
2032
2033
1L Secured
2L Secured
Unsecured
Revolver Drawn
Revolver

Source: Company filings
Note: Excludes $400 million non-recourse off balance sheet AR Securitization Facility, $600 million of Perpetual Preferred Equity. Reflects the private market purchase of $100 million of 10.5% 1L Secured Notes and $20 million of 5.375% Unsecured Notes on July 21, 2026.

Multi-Pronged Delevering Approach

Intense focus on managing liquidity, 1L/Junior capital mix, maturity towers, and allocating capital to reduce debt and leverage[1]

Recent Capital Markets Activity

- ✓ Issued $70 million add-on 7.25% 1L Secured Notes due 2033 (2Q 2026)
- ✓ Repurchased $50 million Liquidation Preference of Series A Perpetual Preferred Stock for $30 million (2Q 2026)
- ✓ Repurchased $100 million of 10.5% 1L Secured Notes and $20 million of 5.375% Unsecured Notes at Par, plus accrued interest (3Q 2026)
- ✓ Issued an additional $250 million of 9.625% 2L Secured Notes due 2032 in December 2025 to proactively extend portfolio duration, partially fund M&A, and to repay a portion of the 10.5% 1L Secured Notes

Reduce Debt / Leverage Through 2026 Political Cycle

- Next maturities: Revolver ($750 million, $120 million outstanding) and Term Loan D ($739 million) due Dec. 1, 2028
- Evaluate opportunities to utilize cash flow to reduce debt and leverage
- Reduced principal outstanding by $520 million in the 2024 political cycle
- Close, integrate and evaluate additional de-leveraging M&A opportunities

1L Refinancing to Further Extend Maturities and Reduce Interest Cost

- Monitor market opportunities to refinance/extend remaining 1L Debt as market and other conditions allow
- Lower quantum of debt and leverage should drive down interest expense

Reduce Debt / Leverage Through 2028 Political Cycle

- Continue to focus on reduction of Net Leverage and reducing interest cost
- Monitor market opportunities to refinance unsecured notes

Note: This approach is based largely on Gray Media's current expectations and reflects various estimates and assumptions by company management. It is subject to certain risks, trends and uncertainties that could cause actual results and achievements to differ materially from the intention set forth on this slide.

[1] Subject to market conditions, business performance and other factors, our current intention to manage our capital structure is set forth below.

Non-GAAP Terms

This earnings release includes certain non-GAAP financial measures, including "Adjusted EBITDA" and "Net Retransmission Revenue." We present these measures, in addition to results prepared in accordance with accounting principles generally accepted in the United States of America ("GAAP"), because management believes they are useful in evaluating the performance of the business. Adjusted EBITDA is calculated as net income (loss), adjusted for income tax expense (benefit), interest expense, gain or loss on extinguishment of debt, non-cash stock-based compensation costs, non-cash 401(k) expense, depreciation, amortization of intangible assets, impairment of goodwill and other intangible assets, impairment of investments, loss (gain) on asset disposals and certain other miscellaneous items. Net Retransmission Revenue is calculated as retransmission consent revenue less broadcasting network affiliation fees. We consider Adjusted EBITDA and Net Retransmission Revenue to be indicators of our operating performance.

In addition to results prepared in accordance with GAAP, "Leverage Ratio Denominator" is a metric that management uses to calculate our compliance with certain financial covenants in our indebtedness agreements. This metric is calculated as specified in our Senior Credit Agreement and is a significant measure that represents the denominator of a formula used to calculate compliance with certain material financial covenants within the Senior Credit Agreement that govern our ability to incur indebtedness, incur liens, make investments and make restricted payments, among other limitations usual and customary for credit agreements of this type. Accordingly, management believes this metric may be useful to investors to understand how we assess compliance with our Senior Credit Agreement. Leverage Ratio Denominator gives effect to the revenue and broadcast expenses of all completed acquisitions and divestitures as if they had been acquired or divested, respectively, on July 1, 2024. It also gives effect to certain operating synergies expected from the acquisitions and related financings and adds back professional fees incurred in completing the acquisitions. Certain of the financial information related to the acquisitions, if applicable, has been derived from, and adjusted based on, unaudited, un-reviewed financial information prepared by other entities, which Gray cannot independently verify. We cannot assure you that such financial information would not be materially different if such information were audited or reviewed and no assurances can be provided as to the completeness or accuracy of such information, or that our actual results would not differ materially from this financial information if the acquisitions had been completed on the stated date. In addition, the presentation of Leverage Ratio Denominator as determined in the Senior Credit Agreement and the adjustments to such information, including expected synergies, if applicable, resulting from such transactions, may not comply with GAAP or the requirements for pro forma financial information under Regulation S-X under the Securities Act of 1933, and should not be relied upon as indicative of future results. Leverage Ratio Denominator, as determined in the Senior Credit Agreement, represents an average amount for the preceding eight quarters then ended.

Specified Transaction Costs and Expenses are defined in our Senior Credit Agreement and include incremental expenses incurred specific to acquisitions and divestitures, including but not limited to legal and professional fees, severance and incentive compensation, and contract termination fees. We present certain line items from our selected operating data, net of Transaction Related Expenses, in order to present a more meaningful comparison between periods of our operating expenses and our results of operations.

Our "Consolidated First Lien Net Debt," "Consolidated First Lien Net Debt Ratio," "Consolidated Secured Net Debt," "Consolidated Secured Net Leverage Ratio," "Consolidated Total Net Debt," and "Consolidated Total Net Leverage Ratio," in each case presented net of all cash, represents the amount of outstanding principal of our long-term debt, plus certain other obligations as defined in our Senior Credit Agreement for the applicable amount of indebtedness.

These non-GAAP measures are not defined by GAAP, and our definitions may differ from, and therefore may not be comparable to, similarly titled measures used by other companies, thereby limiting their usefulness. Such measures are used by management in addition to, and in conjunction with, results presented in accordance with GAAP and should be considered as supplements to, and not as substitutes for, net income and cash flows reported in accordance with GAAP.

Calculation of Leverage Ratio Denominator and Net Leverage Ratios, as each is defined in our Senior Credit Agreement (Unaudited):

		Eight Quarters Ended June 30, 2026 (dollars in millions)
Net income	$	175
Adjustments to reconcile from net income to Leverage Ratio Denominator as defined in our Senior Credit Agreement:		
Depreciation		272
Amortization of intangible assets		219
Non-cash stock-based compensation		43
Loss on disposal of assets, net		21
Interest expense		961
Gain on early extinguishment of debt		(31)
Income tax expense		48
Impairment of investments, goodwill and other intangible assets		74
Amortization of program broadcast rights		55
Payments for program broadcast rights		(55)
Pension expense		2
Adjustments for unrestricted subsidiaries		40
Adjustments for stations acquired or divested, financings and expected synergies during the eight quarter period		144
Specified Transaction Costs and Expenses		18
Other		1
Total eight quarters ended June 30, 2026	$	1,987
Leverage Ratio Denominator		
(total eight quarters ended June 30, 2026, divided by 2)	$	994

		June 30, 2026 (dollars in millions)
Total outstanding principal secured by a first lien	$	2,709
Cash		(176)
Consolidated First Lien Net Debt	$	2,533
Consolidated First Lien Net Leverage Ratio		2.55x
(maximum permitted incurrence is 3.50 to 1.00) (1)		
Total outstanding principal secured by a lien	$	3,859
Letter of credit outstanding		5
Cash		(176)
Consolidated Secured Net Debt	$	3,688
Consolidated Secured Net Leverage Ratio		3.71x
(maximum permitted incurrence is 5.50 to 1.00) (2)		
Total outstanding principal, including current portion	$	5,867
Letters of credit outstanding		5
Cash		(176)
Consolidated Total Net Debt	$	5,696
Consolidated Total Net Leverage Ratio		5.73x
(maximum permitted incurrence is 7.00 to 1.00)		

See definition of non-GAAP terms included herein

(1) At any time any amounts are outstanding under our revolving credit facility, our maximum Consolidated First Lien Net Leverage Ratio cannot exceed 4.25 to 1.00.

(2) For our 2032 2L Notes the maximum permitted Second Lien incurrence is 4.5 to 1.00.

Quarterly Non-GAAP Reconciliations

Adjusted EBITDA (Unaudited)

	Three Months Ended June 30,		
	2026	2025	2024
		(in millions)	
Net income (loss)	$ 14	$ (56)	$ 22
Adjustments to reconcile from net (loss) income to Adjusted EBITDA			
Depreciation	34	32	36
Amortization of intangible assets	21	28	32
Impairment of intangible assets	-	28	-
Non-cash stock-based compensation	3	5	6
Loss (gain) on disposal of long-lived assets, net	20	(6)	(1)
Miscellaneous (income) expense, net	-	-	(2)
Impairment of investments	-	-	-
Interest expense	117	117	118
Loss from early extinguishment of debt	-	-	7
Income tax expense	5	21	7
Adjusted EBITDA	**$ 214**	**$ 169**	**$ 225**
Supplemental Information:			
Amortization of deferred loan costs	3	4	4
Preferred stock dividends	13	13	13
Common stock dividends	9	8	8
Purchases of property and equipment	17	15	22
Income taxes paid, net of refunds	47	39	83

YTD Non-GAAP Reconciliations

Adjusted EBITDA (Unaudited)

	Six Months Ended June 30,		
	2026	2025	2024
		(in millions)	
Net loss	$ (6)	$ (65)	$ 110
Adjustments to reconcile from net loss income to Adjusted EBITDA			
Depreciation	67	66	72
Amortization of intangible assets	53	57	63
Impairment of intangible assets	-	28	-
Non-cash stock-based compensation	11	12	12
Loss (gain) on disposal of long-lived assets, net	20	(8)	(1)
Miscellaneous income, net	(8)	(1)	(112)
Interest expense	234	235	233
(Gain) loss from early extinguishment of debt	-	(1)	7
Income tax expense (benefit)	(3)	6	38
Adjusted EBITDA	**$ 368**	**$ 329**	**$ 422**
Supplemental Information:			
Amortization of deferred loan costs	7	8	7
Preferred stock dividends	26	26	26
Common stock dividends	17	16	16
Purchases of property and equipment	36	40	63
Income taxes paid, net of refunds	42	39	85

Full-Year Non-GAAP Reconciliations

Adjusted EBITDA (Unaudited)

	Year Ended December 31,		
	2025	2024	2023
		(in millions)	
Net (loss) income	$ (85)	$ 375	$ (76)
Adjustments to reconcile from net (loss) income to Adjusted EBITDA:			
Depreciation	133	144	145
Amortization of intangible assets	104	125	194
Impairment of goodwill and other intangible assets	30	-	43
Non-cash stock-based compensation	22	22	20
Non-cash 401(k) expense	-	-	10
(Gain) loss on disposal of assets, net	(11)	20	21
Miscellaneous expense (income), net	1	(117)	(7)
Impairment of investments	20	25	29
Interest expense	474	485	440
Loss (gain) on early extinguishment of debt	10	(34)	3
Income tax (benefit) expense	(28)	117	(6)
Adjusted EBITDA	**$ 670**	**$ 1,162**	**$ 816**
Supplemental Information:			
Pension expense (benefit)	$ 4	$ (3)	$ (2)
Contribution to pension plan	-	-	4
Amortization of deferred loan costs	16	15	12
Preferred stock dividends	52	52	52
Common stock dividends	33	32	30
Purchases of property and equipment (2)	74	97	108
Income taxes paid, net	38	135	50

(2) Excludes $34 million, $46 million and $240 million related to the Assembly Atlanta project in 2025, 2024 and 2023, respectively.

gray

Content • Community • Culture



4370 Peachtree Rd, NE

Atlanta, GA 30319

NYSE: GTN

www.graymedia.com

Investor Relations Contact: Alan Gould, (404) 266-8333, alan.gould@graymedia.com